                                                                    EXHIBIT 10.8




               THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, JOHN HANCOCK LIFE INSURANCE COMPANY, THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                              CERIDIAN CORPORATION

                 9.96% Senior Secured Note due January 31, 2008



No. R-1
$31,500,000                                                   January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to JOHN HANCOCK LIFE INSURANCE COMPANY, or registered assigns, the principal amount of THIRTY ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($31,500,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


            [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.


                                   CERIDIAN CORPORATION

                                   By /s/ William J. Walsh
                                     -----------------------------
                                                                  (Title)

                                     William J. Walsh
                                     Executive Vice President of
                                     Finance and Planning of
                                     Arbitron and Vice President
                                     of Ceridian

                               FORM OF ASSIGNMENT

                    [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                   the within Note, and
appoints               Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                         ......................................................
                         (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................

                  THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, JOHN HANCOCK LIFE INSURANCE COMPANY, THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                            CERIDIAN CORPORATION

               9.96% Senior Secured Note due January 31, 2008



No. R-2
$4,500,000                                                   January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to JOHN HANCOCK LIFE INSURANCE COMPANY, or registered assigns, the principal amount of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


          [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.


                                                 CERIDIAN CORPORATION


                                                 By /s/ William J. Walsh
                                                   ---------------------
                                                                        (Title)
                                                   William J. Walsh
                                                   Executive Vice President of
                                                   Finance and Planning of
                                                   Arbitron and Vice President
                                                   of Ceridian

                             FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                  the within Note, and
appoints                Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                           .....................................................
                           (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................

               THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                            CERIDIAN CORPORATION

               9.96% Senior Secured Note due January 31, 2008



No. R-3
$2,000,000                                                    January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY, or registered assigns, the principal amount of TWO MILLION DOLLARS ($2,000,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


          [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.

                                                 By /s/ William J. Walsh
                                                    --------------------
                                                                        (Title)
                                                   William J. Walsh
                                                   Executive Vice President of
                                                   Finance and Planning of
                                                   Arbitron and Vice President
                                                   of Ceridian

                             FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                   the within Note, and
appoints               Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                           .....................................................
                           (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................

               THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM, THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                            CERIDIAN CORPORATION

               9.96% Senior Secured Note due January 31, 2008



No. R-4
$3,000,000                                                    January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to COMMONWEALTH OF PENNSYLVANIA STATE EMPLOYES' RETIREMENT SYSTEM, or registered assigns, the principal amount of THREE MILLION DOLLARS ($3,000,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


          [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.


                                                 CERIDIAN CORPORATION

                                                 By /s/ William J. Walsh
                                                    --------------------
                                                                        (Title)
                                                   William J. Walsh
                                                   Executive Vice President of
                                                   Finance and Planning of
                                                   Arbitron and Vice President
                                                   of Ceridian

                             FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                   the within Note, and
appoints                Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                         .......................................................
                         (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................

               THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, SIGNATURE 4 LIMITED, THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                              CERIDIAN CORPORATION

                 9.96% Senior Secured Note due January 31, 2008



No. R-5
$2,000,000                                                    January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to SIGNATURE 4 LIMITED, or registered assigns, the principal amount of TWO MILLION DOLLARS ($2,000,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


            [The remainder of this page is intentionally left blank.]

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.


                                                 CERIDIAN CORPORATION
                                                 By /s/ William J. Walsh
                                                    --------------------
                                                                        (Title)
                                                   William J. Walsh
                                                   Executive Vice President of
                                                   Finance and Planning of
                                                   Arbitron and Vice President
                                                   of Ceridian

                               FORM OF ASSIGNMENT

                    [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                   the within Note, and
appoints                Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                          ......................................................
                          (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................

               THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN INTERCREDITOR AGREEMENT (AS AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT") DATED AS OF JANUARY 31, 2001 BETWEEN AND AMONG CERIDIAN CORPORATION, SIGNATURE 5 L.P., THE ORIGINAL HOLDER OF THIS NOTE, AND THE COLLATERAL AGENT NAMED THEREIN, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE INTERCREDITOR AGREEMENT.


                            CERIDIAN CORPORATION

               9.96% Senior Secured Note due January 31, 2008



No. R-6
$7,000,000                                                    January 31, 2001


      CERIDIAN CORPORATION, a Delaware corporation (the "Company"), for value received, hereby promises to pay to SIGNATURE 5 L.P., or registered assigns, the principal amount of SEVEN MILLION DOLLARS ($7,000,000) on January 31, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) on the unpaid balance of such principal amount at a rate per annum equal to 9.96%, from the date hereof, payable quarterly on the last day of each January, April, July and October after the date hereof, commencing on April 30, 2001, until the principal hereof shall have become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise), and with interest on any overdue principal (including any overdue prepayment of principal) and (to the extent permitted by applicable law) premium, if any, and (to the extent permitted by applicable law) on any overdue installment of interest, at a rate per annum equal to 11.96% until paid, payable quarterly as aforesaid or, at the option of the holder hereof, on demand, and, upon acceleration of this Note, together with the Make-Whole Amount specified in the Note Purchase Agreement hereinafter referred to, as liquidated damages and not as a penalty; provided that in no event shall the amount payable by the Company as interest on this Note exceed the highest lawful rate permissible under any law applicable hereto. Payments of principal, premium, if any, and interest hereon shall be made in lawful money of the United States of America by the method and at the address for such purpose specified in the Note Purchase Agreement hereinafter referred to, and such payments shall be overdue for purposes hereof if not made on the originally scheduled date of payment therefor, without giving effect to any applicable grace period.

      This Note is one of the Company's 9.96% Senior Secured Notes due January 31, 2008, limited to $50,000,000 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 31, 2001 (such agreement, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") among the Company and the institutional investors named therein, and the holder hereof is entitled to the benefits of the Note Purchase Agreement and the other Note Documents referred to in the Note Purchase Agreement, including, without limitation, the Collateral Documents, and may enforce the agreements contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

      This Note is subject to prepayment only as specified in the Note Purchase Agreement.

      Capitalized terms used herein without definition have the meanings ascribed to them in the Note Purchase Agreement.

      This Note is in registered form and is transferable only by surrender hereof at the principal executive office of the Company as provided in the Note Purchase Agreement. The Company may treat the person in whose name this Note is registered on the Note register maintained at such office pursuant to the Note Purchase Agreement as the owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

      In case an Event of Default, as defined in the Note Purchase Agreement, shall occur and be continuing, the unpaid balance of the principal of this Note may be declared and become due and payable in the manner and with the effect provided in the Note Purchase Agreement.

      The parties hereto, including the makers and all guarantors and endorsers of this Note, hereby waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

      This Note shall be construed in accordance with and governed by the domestic substantive laws of The State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of domestic substantive laws of any other jurisdiction.


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                                      -2-

      IN WITNESS WHEREOF, the Company has executed this Note as an instrument under seal as of the date first above written.


                                                 CERIDIAN CORPORATION
                                                 By /s/ William J. Walsh
                                                    --------------------
                                                                        (Title)
                                                   William J. Walsh
                                                   Executive Vice President of
                                                   Finance and Planning of
                                                   Arbitron and Vice President
                                                   of Ceridian

                               FORM OF ASSIGNMENT

                    [To be signed only upon transfer of Note]

                                           For value received, the undersigned
hereby sells, assigns and transfers unto                   the within Note, and
appoints                Attorney to transfer such Note on the books of CERIDIAN
CORPORATION with full power of substitution in the premises.

Date:                ,     .



                           .....................................................
                           (Signature must conform in all respects to name of Holder as specified on the face of the Note)


Signed in the presence of



 .........................








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